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------  INVESTOR REPORT  -------------------------------------------------------

                                                 Metropolitan Series Fund, Inc.,
                                                        New England Zenith Fund,
                                                 Met Investors Series Trust, and
                                             American Funds Insurance Series/SM/

                                                              Semiannual Reports
                                                                       June 2002

                                   [GRAPHIC]

                                For use with MetLife Variable Annuity Contracts,
                                             MetLife and Metropolitan Tower Life
                                                Variable Life Insurance Policies

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Important Information:

For Variable Annuity and Variable Life Clients/1/

MetLife now offers electronic access to your variable annuity and variable life prospectuses, annual and semiannual reports and other consumer information. Takes only minutes to enroll.

Simply visit:

                          www.metlife.esourcelink.net

Make sure that you have your contract or policy number handy. You'll need to enter it to enroll.

/1/ Currently available to all MetLife variable annuity and variable life clients except contract owners of the Preference Plus(R) Account for Enhanced Contracts.

Not part of the Semiannual Report

                                             Metropolitan Life Insurance Company
                                    One Madison Avenue, New York, New York 10010

Semi-Annual Reports dated June 30, 2002 of the underlying funds are incorporated herein by reference as the reports sent to contractowners of the Metropolitan Tower Separate Account One and Metropolitan Tower Separate Account Two of Metropolitan Tower Life Insurance Company pursuant to Rule 30b-2 of the Investment Company Act of 1940.

Incorporated by reference are certain series of New England Zenith Fund filed on Form N-30D, CIK No. 0000719211, File No. 002-83538.

Incorporated by reference are all portfolios of Metropolitan Series Fund, Inc. filed on Form N-30D, CIK No. 0000710826, File No. 002-80751.

Incorporated by reference are certain portfolios of Met Investors Series Trust as filed on Form N-30D, CIK No. 0001126087, File No. 333-48456.

Incorporated by reference are certain series of the American Funds Insurance Series as filed on Form N-30D, CIK No. 0000729528, File No. 002-86838.

Please note that the portfolio performance information provided in this report does not include withdrawal or surrender charges or Separate Account policy or contract charges (general administrative expenses, mortality and expense risk charges or cost of insurance charges). For information regarding performance for your variable annuity contract or variable life insurance policy, please contact your sales representative. Additional information regarding MetLife products and services is available by calling 1-800-METLIFE or by visiting our web site at www.metlife.com.

Some portfolios appearing in this report may not be available under your variable life or variable annuity product. Refer to the prospectus for more information.

This report has been prepared for the owners and prospective owners of various insurance policies and annuity contracts issued by Metropolitan Life Insurance Company and Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metropolitan Life, and shareholders of Metropolitan Series Fund, Inc., New England Zenith Fund, Met Investors Series Trust, and American Funds Insurance Series. This report is not authorized for distribution to prospective purchasers of any of those policies or contracts unless preceded or accompanied by the current prospectuses for the appropriate contract or policy and for Metropolitan Series Fund, Inc., New England Zenith Fund, Met Investors Series Trust, and American Funds Insurance Series, which contain other important information including applicable fees and charges.

                         If you want more information,
                   please contact your sales representative.

Drowning in Paper? Go Paperless! Go Electronic!/1/

MetLife now offers electronic access to your variable annuity and variable life prospectuses, annual and semiannual reports, and other consumer information. Takes only minutes to enroll.

                                 Simply visit:

                          www.metlife.esourcelink.net

                    Make sure that you have your contract or
                              policy number handy.
                       You'll need to enter it to enroll.

/1/ Currently available to all MetLife variable annuity and variable life clients except contract owners of the Preference Plus(R) Account for Enhanced Contracts.

Not part of the Semiannual Report

                                             Metropolitan Life Insurance Company
                                    One Madison Avenue, New York, New York 10010

--------------------------------------------------------------------------------

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Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

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                                                                   PRESORTED
                                                                 BOUND PRINTED
                                                                    MATTER
                                                                 U.S. POSTAGE
                                                                    PAID
                                                                   METLIFE
                                                               -----------------

MSFSemiAnn(0802)
Date of First Use: 8/29/2002

                                                       E02084B40(exp0803)MLIC-LD
                                                               Printed in U.S.A.